THIRD PARTY PLEDGE AGREEMENT

                                                           DATE  OCTOBER 4, 1999
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PLEDGOR        DYNAMIC HEALTH PRODUCTS, INC.      SECURED
                                                   PARTY    FIRST COMMUNITY BANK OF AMERICA
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BUSINESS
   OR          6950 BRYAN DAIRY RD.               ADDRESS   6100 4TH STREET NORTH
RESIDENCE
 ADDRESS
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 CITY,                                             CITY,
STATE &        LARGO, FL 33777                    STATE &   ST. PETERSBURG, FL 33703
ZIP CODE                                          ZIP CODE
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1. SECURITY INTEREST AND COLLATERAL. To secure (check one):
   [ ] the payment and performance of each and every debt, liability and obligation of every type and description which___________________________
       ____________________________________________ ("Debtor") may now or at any
       time hereafter owe Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

   [X] the debt, liability or obligation of NUTRICEUTICALS.COM CORPORATION
       ("Debtor") to Secured Party evidenced by or arising under the following:
       NOTE OF EVEN DATE I/A/Q $100,000.00, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations").

Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):
   [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").
   [X] the property owned by Pledgor and held by Secured Party that is described as follows: FCB CD #30023878, together with all rights in connection with that property (herein called the "Collateral").
2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:
   (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
   (b) Pledgor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security interest and any restrictive legend appearing on any instrument constituting Collateral.
   (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
   (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
   (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.
   (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reoganizations and recapitalizations.
3. RIGHTS OF SECURED PARTY. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

    THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF.
                      ALL OF WHICH ARE MADE A PART HEREOF.

                                                   DYNAMIC HEALTH PRODUCTS, INC.
                                                   -----------------------------
                                                         Pledgor's Name

                                                   By: /s/ KOTHA SEKHARAM
                                                       ----------------------
                                                   Kotha Sekharam

                                                   Title: PRESIDENT
                                                          -------------------

                                                   By:_______________________


                                                   Title:____________________



                                                                   (page 1 of 2)

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                             ADDITIONAL PROVISIONS

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; (ii) Pledgor shall fail to observe or perform any covenant or agreement herein binding on Pledgor; (iii) any representation or warranty by Pledgor set forth in this Agreement or made to Secured Party in any financial statement or report submitted to Secured Party by or on behalf of debtor shall prove materially false or misleading; (iv) Debtor shall voluntarily file or have involuntarily filed against it a petition under the United States Bankruptcy Code.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Pledgor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Pledgor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4; (iv) all Obligations shall be immediately due and payable without demand or notice therof.

6. WAIVERS BY PLEDGOR. Pledgor waives notice of Secured Party's acceptance hereof and notice of the creation, existence and payment or nonpayment of the Obligations. None of the following acts or things (which Secured Party is authorized to do or not to do with or without notice to Pledgor) shall in any way affect or impair the Security Interest or Pledgor's liabilities and obligations hereunder; (a) any extension or renewal (whether or not for longer than the original period) of any or all of the Obligations; (b) any change in the terms of payment or other terms of any or all of the Obligations or any Collateral therefor, or any substitution or exchange of any evidence of any or all of the Obligations or collateral therefor, or any release of any collateral for any or all of the Obligations; (c) any waiver or forebearance granted to Debtor or any other person liable with respect to any or all of the Obligations or any release of, compromise with, or failure to assert rights against Debtor or any such other person; (d) the procurement or failure to procure any other collateral for or guarantors or sureties of any or all of the Obligations; (e) the transfer to any person, at any time, of any interest in any of the Obligations or any collateral therefor; (f) any arrangement, composition, extension, moratoria or other relief granted to Debtor pursuant to any statute now in force or hereafter enacted; (g) any interruption in business relations between Secured Party and Debtor; (h) the failure or neglect to protect or preserve any Obligation or any collateral therefor, or to exercise any right which may be available to Secured Party by law or agreement prior to or after an Event of Default or a default under any other agreement, or any delay in doing any of the foregoing; (i) the failure or neglect to ascertain or assure that the proceeds of any loan to Debtor are used in any particular manner; and (k) the application or failure to apply in any particular manner any payments or credits upon the Obligations.

7. OTHER COLLATERAL. Whether or not Pledgor requests or demands that Secured Party do so, Secured Party shall not be required before exercising and enforcing its rights under this Agreement first to resort for payment of the Obligations to Debtor or to any quarantor or surety or other person obligated with respect to any Obligation, or to their properties or estates, or to any security interest or other collateral securing payment of any or all of the Obligations, or to any other interest, properties, liens, rights or remedies whatsoever. Pledgor agrees to defer exercising, and hereby waives, any and all rights which Pledgor might otherwise have to obtain reimbursement or payment from Debtor or other persons obligated with respect to any or all of the Obligations or out of the property of Debtor or of such other persons (whether such rights to obtain reimbursement or payment are rights of recourse, rights of subrogation, rights of contribution, or otherwise) until all the Obligations shall have been fully paid to Secured Party.

8. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in
Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Pledgor shall be deemed sufficiently given if delievered or mailed by registered or certified mail, postage prepaid, to Pledgor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Pledgor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Pledgor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Pledgor and delivered to Secured Party. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Pledgor, the term "Pledgor" shall refer to each of them separately and to both or all of them jointly; all such person shall be bound both severally and jointly with the other(s); and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Pledgors or is owned in whole or in part by one (or more) of them.


                                                                   (page 2 of 2)

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DYNAMIC HEALTH PRODUCTS, INC.
6950 BRYAN DAIRY RD.
LARGO, FL 33777

Account holder's name and address: "I" means the account holder named above. If there is more than one, "I" means all account holders jointly and each account holder separately.

Date: OCTOBER 4, 1999

Assignment of deposit or share account: For value received, I assign and transfer to you, and I give you a security interest in the following account(s): FIRST COMMUNITY BANK
                 CERTIFICATE OF DEPOST #30023878 I/A/O
                 $500,000.00
     and any renewals or substitutions. These account(s) will be referred to as the collateral in the rest of this agreement. The collateral is held with:
                 FIRST COMMUNITY BANK OF AMERICA
                 6100 4TH ST. N.
                 ST. PETERSBURG, FLORIDA 33703

     which will be referred to as the depository in the rest of this agreement. The collateral includes all funds now in the accounts listed plus all additions of any kind and from any source, made at any time before the release of this agreement in writing.

Secured debt(s): This agreement is made to secure the payment of:
     [ ] ALL PRESENT AND FUTURE DEBTS, of every kind and description which:


         may now or hereafter owe to you, no matter how or when these debts arise. (We intend this paragraph to be very broad. For example, "debts" include loans or credit purchases, made by or transferred to you, as well as debts arising from any other relationship such as check overdrafts, forgeries, or returned deposits. These also include debts arising from any capacity (maker, co-maker, endorser, surety, guarantor).) If more than one person or entity is listed, then all joint and separate debts of all those listed are secured.

     [X] the following described debt(s), plus all extensions, renewals, modifications and substitutions: NONE OF EVEN DATE
         I/A/O $100,000.00


FIRST COMMUNITY BANK OF AMERICA
6100 4TH STREET NORTH
ST. PETERSBURG, FL 33703

Secured party's name and address: "You" means the secured party named above, your successors and assigns.

Additional terms: The following terms are also part of this agreement:
(1) This agreement will last until you release it in writing, and you are not required to release it until the secured debts are paid in full.
(2) While this agreement is in effect, neither I nor anyone else (except you, the secured party) can withdraw all or any part of the collateral.
(3) No joint owner, beneficiary, surviving spouse or representative of my estate gets any rights in the collateral in the even of my death or incapacity until the secured debts are paid in full.
(4) You have the right to withdraw all or any part of the collateral and apply the withdrawal toward the payment of the secured debt(s), even if the withdrawal causes a penalty. If a secured debt is in default you can exercise this right without any notice to me or my consent (unless such notice or consent is required by law and cannot be waived). You have the right to sign my name (or sign your name as my attorney in fact) to exercise the rights given to you in this agreement.
(5) I represent and promise that no other person or entity has any rights in the collateral that have priority over those I am giving you here and that no part of the collateral is exempt or protected by law from this agreement.
(6) The rights and remedies I am giving you here are in addition to any stated in any other agreements. If there is more than one debt secured, more than one type of collateral (including collateral outside of the agreement) or more than one debtor liable, it is entirely in your discretion as to the order and timing of remedies you select.
(7) I neither assume nor am excused from personal liability for any of the secured debts merely by making this agreement; my personal liability will be determined by referring to other documents. I do assume personal liability for the warranties and representations made in this agreement.
(8) A debt secured by this agreement (whether specifically listed or not) includes all sums that could possibly be due under the debt.
(9) I specifically request and direct the depository to honor and accept this agreement and its terms.

SIGNATURE(S) OF ACCOUNT HOLDER(S): BY SIGNING HERE WE ACCEPT THE TERMS OF THIS
  AGREEMENT AND ACKNOWLEDGE RECEIPT OF A COPY

BY:/s/ KOTHA SEKHARAM
--------------------------
Kotha Sekharam   PRESIDENT
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Notice to depository:                        Acknowledgement by the depository:           Release by secured party:
Date: OCTOBER 4, 1999                        Date: OCTOBER 4, 1999                        Date:
To: FIRST COMMUNITY BANK                     To:                                          To: FIRST COMMUNITY BANK

[ ] This confirms our oral
     notice dated:

Please take notice of this agreement.        We have received your notice of this         This is to advise you that the assignment
Please confirm your receipt of this          agreement. We agree that no account          and security interest in the collateral
notice and your acceptance of its            holder or any other person (other than       described above has been released and
terms by completing the                      you, the secured party) has any right        the original certificate, or passbook or
acknowlegement portion and                   to make any withdrawals from the             other evidence of the collateral (if any)
returning a copy to the secured party.       collateral until this agreement is           has been returned to the account
                                             released in writing by you.                  holder(s).
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